UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 28, 2012

ALIGN TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

Delaware	000-32259	94-3267295
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway

San Jose, California 95131

(Address of principal executive offices, including zip code)

(408) 470-1000

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 5 – Corporate Governance and Management

Item 5.03. – Amendment to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Bylaws

On February 28, 2012, the Board of Directors of Align Technology, Inc. (the “Company”) approved the amendment and restatement of the Company’s Bylaws. The amendment and restatement of the Bylaws included the following revisions:

•

Majority Voting – Beginning with the Company’s 2013 annual meeting of stockholders, majority voting will apply in uncontested director elections. Plurality voting continues to apply at the Company’s 2012 annual meeting of stockholders and in contested elections.

•	Advance Notice – More specific advance notice requirements for stockholders’ proposals at annual meetings and director nominations at both annual and special meetings were added.

•	Indemnification – Additional details regarding the indemnification rights of the Company’s officers and directors and the related procedural matters were added.

•	Electronic Transmissions – The electronic transmission of certain corporate governance actions and communications are now permitted.

•	General Updates – General revisions were made to the Bylaws to conform to current Delaware law and to clarify and update existing provisions.

The foregoing description of the amendment and restatement of the Bylaws is qualified in its entirety by reference to the full text of the amended and restated Bylaws, a copy of which is filed hereto as Exhibit 3.2 and incorporated herein by reference.

In addition, the Company amended its Corporate Governance Guidelines to provide that with respect to director nominations, the Board of Directors will only nominate those directors who have submitted their resignations in advance of an election and that such resignation will become effective only upon the failure of such director nominee to receive the requisite number of votes and the acceptance by the Board of such resignation.

A revised version of the Company’s Corporate Governance Guidelines is available on the Company’s investor relations website at investor.aligntech.com under “Corporate Governance – Documents & Charters.”

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)	Exhibits.

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Align Technology, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ALIGN TECHNOLOGY, INC.

By:	/s/ Roger E. George
Roger E. George Vice President, Legal & Corporate Affairs, General Counsel and Corporate Secretary

Date: February 29, 2012

EXHIBIT INDEX

Exhibit No.	Description

3.2	Amended and Restated Bylaws of Align Technology, Inc.

5